EXHIBIT 99.2

Supplemental Investor Package First Quarter 2014 Investor Contact: Jennifer DiBerardino Senior Vice President, Investor Relations and Treasurer Tel: 973-948-1364 jennifer.diberardino@selective.com

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Selected Balance Sheet Data
(unaudited)

	March 31,				March 31,				December 31,
($ in thousands, except per share data)	2014				2013				2013
				Unrecognized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain	Sheet		Value	Gain	Sheet		Value	Gain
Invested Assets:
Corporate bonds 1	$2,662,019		2,666,877	44,021	$2,388,239		2,396,950	100,025	2,595,256		2,601,556	27,812
Government and Municipal bonds	1,535,890		1,552,512	46,657	1,585,513		1,612,584	89,801	1,513,159		1,530,961	38,106
Total bonds	4,197,909		4,219,389	90,678	3,973,752		4,009,534	189,826	4,108,415		4,132,517	65,918
Equities	197,687		197,687	35,317	174,745		174,745	31,181	192,771		192,771	37,420
Short-term investments	137,733		137,733	-	163,440		163,440	-	174,251		174,251	-
Other investments	106,720		106,720	-	109,855		109,855	-	107,875		107,875	-
Total invested assets	4,640,049		4,661,529	125,995	4,421,792		4,457,574	221,007	4,583,312		4,607,414	103,338

Invested assets per $ of stockholders' equity	3.91				3.89				3.97

Total assets	6,370,236				6,344,027				6,270,170

Liabilities:
Reserve for loss and loss expenses	3,432,432				3,474,392				3,349,770
Unearned premium reserve	1,078,012				1,005,475				1,059,155

Total liabilities	5,184,705				5,207,682				5,116,242

Stockholders' equity	1,185,531				1,136,345				1,153,928

Total debt to capitalization ratio	24.9%				25.7%				25.4%

Book value per share	21.09				20.46				20.63

Book value per share excluding unrealized gain or loss on bond portfolio	20.29				18.66				20.15

NPW per insurance segment employee	925				864				908

Statutory premiums to surplus ratio	1.5	x			1.5	x			1.4	x

Statutory surplus	1,263,795				1,151,959				1,256,431

1 Includes mortgage-backed and asset-backed securities.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Selected Income Statement Data
(unaudited)

		Quarter Ended March 31,
($ in thousands, except per share amounts)		2014		2013
			Per diluted share		Per diluted share
Consolidated
Revenue		$509,071		$459,949
Operating income		13,283	0.23	20,124	0.36
Net realized gains, after tax		4,691	0.08	2,181	0.04
Income from continuing operations		17,974	0.31	22,305	0.40
Loss on discontinued operations, after tax		-	-	(997)	(0.02)
Net income		17,974	0.31	21,308	0.38
Operating return on equity		4.5%		7.2%

Total Insurance Operations
Gross premiums written		565,741		537,298
Net premiums written		476,750		450,124
Net premiums earned		456,495		420,940
Underwriting (loss) gain	- before tax	(5,015)		12,161
	- after tax	(3,260)	(0.06)	7,905	0.14
GAAP combined ratio		101.1%		97.1%

Total Standard lines
Net premiums earned		424,259		390,881
GAAP combined ratio		101.4%		96.9%
Standard Commercial lines
Net premiums earned		349,441		317,845
GAAP combined ratio		101.0%		98.1%
Standard Personal lines
Net premiums earned		74,818		73,036
GAAP combined ratio		103.2%		91.8%
Excess and Surplus lines
Net premiums earned		32,236		30,059
GAAP combined ratio		97.0%		99.7%

Investments
Net investment income	- before tax	35,534		32,870
	- after tax	26,486	0.46	24,839	0.44
Effective tax rate		25.5%		24.4%
Annual after-tax yield on investment portfolio		2.3%		2.3%
Annual after-tax, after-interest expense yield		2.0%		1.9%
Invested assets per $ of stockholders' equity		3.91		3.89

Other expenses (net of other income)
Interest expense	- before tax	(5,561)		(5,831)
	- after tax	(3,615)	(0.06)	(3,790)	(0.07)

Other Expense - after tax		$(6,328)	(0.11)	$(8,830)	(0.15)

Diluted weighted avg shares outstanding		57,172		56,455

Selective Insurance Group, Inc. & Consolidated Subsidiaries
GAAP Insurance Operations Results

First Quarter
($ in thousands)	Quarter Ended March 31, 2014					Quarter Ended March 31, 2013

	Standard Commercial Lines	Standard Personal Lines	Total Standard Lines	Excess & Surplus Lines	Grand Total	Standard Commercial Lines	Standard Personal Lines	Total Standard Lines	Excess & Surplus Lines	Grand Total
Net Premiums Written	379,350	67,338	446,688	30,062	476,750	353,189	68,555	421,744	28,380	450,124
Net Premiums Earned	349,441	74,818	424,259	32,236	456,495	317,845	73,036	390,881	30,059	420,940
Loss and Loss Expenses Incurred	242,639	58,027	300,666	19,880	320,546	203,139	47,592	250,731	19,118	269,849
Net Underwriting Expenses Incurred	109,194	19,151	128,345	11,381	139,726	107,518	19,471	126,989	10,855	137,844
Dividends to Policyholders	1,238	-	1,238	-	1,238	1,086	-	1,086	-	1,086
GAAP Underwriting (Loss) Gain	(3,630)	(2,360)	(5,990)	975	(5,015)	6,102	5,973	12,075	86	12,161

GAAP Ratios
Loss and Loss Expense Ratio	69.4%	77.6%	70.9%	61.7%	70.2%	63.9%	65.2%	64.1%	63.6%	64.1%
Underwriting Expense Ratio	31.2%	25.6%	30.2%	35.3%	30.6%	33.9%	26.6%	32.5%	36.1%	32.7%
Dividends to Policyholders Ratio	0.4%	0.0%	0.3%	0.0%	0.3%	0.3%	0.0%	0.3%	0.0%	0.3%
Combined Ratio	101.0%	103.2%	101.4%	97.0%	101.1%	98.1%	91.8%	96.9%	99.7%	97.1%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
March 2014 (unaudited)

	Quarter Ended		%
	March	March	Increase
($ in thousands, except per share data)	2014	2013	(Decrease)
Investment Income:
Interest:
Fixed Income Securities	$31,028	30,089	3
Short-term	19	52	(64)
Other Investments:
Alternative Investments	5,218	4,240	23
Other	-	(638)	N/M
Dividends	1,449	1,207	20
	37,714	34,950	8

Investment Expense	2,180	2,080	5

Net Investment Income Before Tax	35,534	32,870	8

Tax	9,048	8,031	13

Net Investment Income After Tax	$26,486	24,839	7

Net Investment Income per Share	$0.46	0.44	5

Effective Tax Rate	25.5%	24.4%

Average Yields :

Fixed Income Securities:
Pre Tax	2.99%	3.08%
After Tax	2.24%	2.33%

Portfolio:
Pre Tax	3.08%	3.00%
After Tax	2.30%	2.27%

	Year to date:
	March	March
Net Realized Gains (Losses)	2014	2013
Fixed Income Securities	35	651
Equity Securities	7,183	5,287
Other Investments	-	(2,583)

Total	7,218	3,355
Net of Tax	4,691	2,181

As of March 31, 2014 year-to-date new money rates for fixed income securities were 2.6% on a pre-tax basis and 1.9% on an after tax-basis.

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2014 Statutory Results by Line of Business
Quarter Ended March 2014 (unaudited)

($ in thousands)	Net Premiums Written	Percent Change	Net Premiums Earned	Percent Change	Loss Ratio	LAE Ratio	Underwriting Expense Ratio	Dividends to Policyholders Ratio	Combined Ratio 2014	Combined Ratio 2013	Underwriting Gain/(Loss)
Standard Personal Lines:

Homeowners	$28,700	3.1%	$33,298	6.9%	79.9%	8.0%	33.8%	0.0%	121.7%	87.7%	$(5,668)
Auto	36,817	(2.3)%	38,227	(0.4)%	59.9%	11.1%	29.9%	0.0%	100.9%	105.7%	60
Other (including flood)	1,821	(40.0)%	3,294	(6.1)%	50.9%	4.8%	(149.1)%	0.0%	(93.4)%	(19.1)%	4,264
Total	$67,338	(1.8)%	$74,818	2.4%	68.4%	9.2%	26.9%	0.0%	104.5%	92.4%	$(1,344)

Standard Commercial Lines:

Commerical property	$64,096	11.0%	$60,186	12.7%	92.0%	5.0%	34.3%	0.1%	131.4%	86.6%	$(20,220)
Workers compensation	75,971	0.8%	69,413	5.0%	64.7%	15.4%	24.3%	1.5%	105.9%	118.9%	(5,686)
General liability	119,504	9.2%	108,818	11.4%	32.8%	16.7%	31.2%	0.0%	80.7%	95.9%	17,713
Auto	89,122	8.9%	82,216	10.6%	58.1%	7.5%	29.2%	0.1%	94.9%	98.0%	2,153
Business owners policies	22,124	8.7%	20,869	12.6%	83.7%	10.3%	35.8%	0.0%	129.8%	77.0%	(6,666)
Bonds	4,866	(1.8)%	4,756	(0.2)%	16.4%	8.6%	51.9%	0.0%	76.9%	78.0%	1,040
Other	3,665	6.7%	3,183	6.5%	(0.4)%	0.1%	43.0%	0.0%	42.7%	38.6%	1,617
Total	$379,350	7.4%	$349,441	9.9%	57.8%	11.6%	30.5%	0.4%	100.3%	97.6%	$(10,049)

Total Standard Operations	$446,688	5.9%	$424,259	8.5%	59.7%	11.2%	29.9%	0.3%	101.1%	96.8%	$(11,393)

E&S	$30,062	5.9%	$32,236	7.2%	46.8%	14.9%	36.2%	0.0%	97.9%	98.2%	$1,479

Total Insurance Operations	$476,750	5.9%	$456,495	8.4%	58.8%	11.4%	30.3%	0.3%	100.8%	96.8%	$(9,914)

Note: Some amounts may not foot due to rounding.

	2014	2013
Losses Paid	$213,297	$187,285
LAE Paid	44,764	44,989
Total Paid	$258,061	$232,274

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
2014 Net Catastrophe Losses and Prior Year Casualty Reserve Development
Statutory Results by Line of Business
(unaudited)

	Quarter Ended
Net Catastrophe Losses Incurred	March 31, 2014		March 31, 2013
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$8,280	11.1%	$535	0.7%

Standard Commercial Lines	$25,906	7.4%	$738	0.2%

Total Standard Operations	$34,186	8.1%	$1,273	0.3%

E&S	$186	0.6%	$303	1.0%

Total Insurance Operations	$34,372	7.5%	$1,576	0.4%

Prior Year Casualty Reserve Development	Quarter Ended
(Favorable) / Unfavorable	March 31, 2014		March 31, 2013
($ in thousands)	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio	Loss and Loss Expense Incurred	Impact on Loss and Loss Expense Ratio

Standard Personal Lines	$(2,000)	(2.7)%	$(2,500)	(3.4)%

Standard Commercial Lines	$(12,000)	(3.4)%	$500	0.1%

Total Standard Operations	$(14,000)	(3.3)%	$(2,000)	(0.5)%

E&S	$-	0.0%	$500	1.7%

Total Insurance Operations	$(14,000)	(3.1)%	$(1,500)	(0.4)%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Consolidated Balance Sheets
	(Unaudited) March 31,	December 31,
($ in thousands)	2014	2013
ASSETS
Investments:
Fixed income securities, held-to-maturity – at carrying value (fair value: $403,536 – 2014; $416,981 – 2013)	$382,056	392,879
Fixed income securities, available-for-sale – at fair value (amortized cost: $3,748,456 – 2014; $3,675,977 – 2013)	3,815,853	3,715,536
Equity securities, available-for-sale – at fair value (cost: $162,370 – 2014; $155,350 – 2013)	197,687	192,771
Short-term investments (at cost which approximates fair value)	137,733	174,251
Other investments	106,720	107,875
Total investments	4,640,049	4,583,312
Cash	245	193
Interest and dividends due or accrued	36,967	37,382
Premiums receivable, net of allowance for uncollectible accounts of: $3,771 – 2014; $4,442 – 2013	553,912	524,870
Reinsurance recoverable, net	574,621	550,897
Prepaid reinsurance premiums	141,603	143,000
Current federal income tax	—	512
Deferred federal income tax	113,061	122,613
Property and equipment – at cost, net of accumulated depreciation and amortization of: $181,959 – 2014; $179,192 – 2013	53,725	50,834
Deferred policy acquisition costs	177,678	172,981
Goodwill	7,849	7,849
Other assets	70,526	75,727
Total assets	$6,370,236	6,270,170

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for loss and loss expenses	$3,432,432	3,349,770
Unearned premiums	1,078,012	1,059,155
Notes payable	392,420	392,414
Current federal income tax	3,249	—
Accrued salaries and benefits	89,558	111,427
Other liabilities	189,034	203,476
Total liabilities	$5,184,705	5,116,242

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$—	—
Common stock of $2 par value per share:
Authorized shares: 360,000,000
Issued: 99,536,697 – 2014; 99,120,235 – 2013	199,073	198,240
Additional paid-in capital	294,365	288,182
Retained earnings	1,212,577	1,202,015
Accumulated other comprehensive income	41,529	24,851
Treasury stock – at cost (shares: 43,317,498 – 2014; 43,198,622 – 2013)	(562,013)	(559,360)
Total stockholders’ equity	1,185,531	1,153,928
Commitments and contingencies
Total liabilities and stockholders’ equity	$6,370,236	6,270,170

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Income
	Quarter Ended
	March 31,
($ in thousands, except per share amounts)	2014	2013
Revenues:
Net premiums earned	$456,495	420,940
Net investment income earned	35,534	32,870
Net realized gains:
Net realized investment gains	8,181	5,304
Other-than-temporary impairments	(963)	(1,919)
Other-than-temporary impairments on fixed income securities recognized in other comprehensive income	—	(30)
Total net realized gains	7,218	3,355
Other income	9,824	2,784
Total revenues	509,071	459,949

Expenses:
Loss and loss expenses incurred	320,546	269,849
Policy acquisition costs	149,266	139,528
Interest expense	5,561	5,831
Other expenses	8,614	15,873
Total expenses	483,987	431,081

Income from continuing operations, before federal income tax	25,084	28,868

Federal income tax expense (benefit):
Current	6,538	7,453
Deferred	572	(890)
Total federal income tax expense	7,110	6,563

Net income from continuing operations	17,974	22,305

Loss on disposal of discontinued operations, net of tax of $(538) - 2013	—	(997)

Net income	$17,974	21,308

Earnings per share:
Basic net income from continuing operations	$0.32	0.40
Basic net loss from discontinued operations	—	(0.02)
Basic net income	$0.32	0.38

Diluted net income from continuing operations	$0.31	0.40
Diluted net loss from discontinued operations	—	(0.02)
Diluted net income	$0.31	0.38

Dividends to stockholders	$0.13	0.13

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Comprehensive Income	Quarter Ended
	March 31,
($ in thousands)	2014	2013
Net income	$17,974	21,308

Other comprehensive income, net of tax:
Unrealized gains (losses) on investment securities:
Unrealized holding gains arising during period	21,426	2,394
Non-credit portion of other-than-temporary impairments recognized in other comprehensive income	—	20
Amount reclassified into net income:
Held-to-maturity securities	(296)	(466)
Non-credit other-than-temporary impairment	—	4
Realized gains on available for sale securities	(4,699)	(3,884)
Total unrealized gains (losses) on investment securities	16,431	(1,932)

Defined benefit pension and post-retirement plans:
Net actuarial gain	—	28,600
Amounts reclassified into net income:
Net actuarial loss	247	1,196
Prior service cost	—	6
Curtailment expense	—	11
Total defined benefit pension and post-retirement plans	247	29,813
Other comprehensive income	16,678	27,881
Comprehensive income	$34,652	49,189

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Stockholders’ Equity	Quarter Ended
	March 31,
($ in thousands)	2014	2013
Common stock:
Beginning of year	$198,240	196,388
Dividend reinvestment plan (shares: 15,283 – 2014; 17,314 – 2013)	31	35
Stock purchase and compensation plans (shares: 401,179 – 2014; 496,647 – 2013)	802	993
End of period	199,073	197,416

Additional paid-in capital:
Beginning of year	288,182	270,654
Dividend reinvestment plan	320	349
Stock purchase and compensation plans	5,863	5,714
End of period	294,365	276,717

Retained earnings:
Beginning of year	1,202,015	1,125,154
Net income	17,974	21,308
Dividends to stockholders ($0.13 per share – 2014 and 2013)	(7,412)	(7,351)
End of period	1,212,577	1,139,111

Accumulated other comprehensive income:
Beginning of year	24,851	54,040
Other comprehensive income	16,678	27,881
End of period	41,529	81,921

Treasury stock:
Beginning of year	(559,360)	(555,644)
Acquisition of treasury stock (shares: 118,876 – 2014; 146,436 – 2013)	(2,653)	(3,176)
End of period	(562,013)	(558,820)
Total stockholders’ equity	$1,185,531	1,136,345

Selective Insurance Group, Inc. & Consolidated Subsidiaries
Unaudited Consolidated Statements of Cash Flow	Quarter Ended
	March 31,
($ in thousands)	2014	2013
Operating Activities:
Net Income	$17,974	21,308

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,578	13,148
Sale of renewal rights	(8,000)	—
Loss on disposal of discontinued operations	—	997
Stock-based compensation expense	4,176	3,692
Undistributed (gains) losses of equity method investments	(33)	426
Net realized gains	(7,218)	(3,355)
Retirement income plan curtailment expense	—	16

Changes in assets and liabilities:
Increase in reserve for loss and loss expenses, net of reinsurance recoverables	58,938	38,556
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	19,875	30,106
Decrease in net federal income taxes	4,332	5,290
Increase in premiums receivable	(29,042)	(36,202)
Increase in deferred policy acquisition costs	(4,697)	(2,963)
Decrease in interest and dividends due or accrued	414	384
Decrease in accrued salaries and benefits	(21,869)	(4,528)
Decrease in accrued insurance expenses	(26,957)	(12,378)
Other-net	17,293	(26,357)
Net adjustments	17,790	6,832
Net cash provided by operating activities	35,764	28,140

Investing Activities:
Purchase of fixed income securities, available-for-sale	(182,809)	(308,289)
Purchase of equity securities, available-for-sale	(61,360)	(2)
Purchase of other investments	(4,615)	(2,329)
Purchase of short-term investments	(398,348)	(644,274)
Sale of subsidiary	—	225
Sale of fixed income securities, available-for-sale	1,302	6,851
Sale of short-term investments	434,865	695,313
Redemption and maturities of fixed income securities, held-to-maturity	9,396	28,644
Redemption and maturities of fixed income securities, available-for-sale	104,358	124,975
Sale of equity securities, available-for-sale	61,523	—
Distributions from other investments	5,704	3,447
Purchase of property and equipment	(5,699)	(3,673)
Sale of renewal rights	8,000	—
Net cash used in investing activities	(27,683)	(99,112)

Financing Activities:
Dividends to stockholders	(6,948)	(6,824)
Acquisition of treasury stock	(2,653)	(3,176)
Net proceeds from stock purchase and compensation plans	1,261	1,164
Proceeds from issuance of notes payable, net of debt issuance costs	—	178,623
Repayment of notes payable	—	(100,000)
Excess tax benefits from share-based payment arrangements	770	1,271
Repayment of capital lease obligations	(459)	—
Net cash (used in) provided by financing activities	(8,029)	71,058
Net increase in cash	52	86
Cash, beginning of year	193	210
Cash, end of year	$245	296

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Statutory Balance Sheets
(unaudited)

($ in thousands)	March 31, 2014	March 31, 2013	December 31, 2013

ASSETS
Bonds	$4,072,964	3,762,737	4,010,464
Common stocks	197,688	174,745	192,771
Affiliated mortgage loan	36,534	37,266	36,721
Other investments	172,691	175,873	173,856
Short-term investments	122,118	131,767	158,827
Total investments	4,601,995	4,282,388	4,572,639

Cash on hand and in banks	(40,405)	8,784	(31,186)
Interest and dividends due and accrued	36,862	35,235	37,267
Premiums receivable	551,784	519,114	522,907
Reinsurance recoverable on paid losses and expenses	13,068	10,369	10,059
Deferred tax recoverable	154,620	151,114	154,320
EDP equipment	834	1,188	913
Equities and deposits in pools and associations	8,557	7,838	9,555
Receivable for sold securities	8	35,930	7
Other assets	26,535	22,175	30,671
Total assets	$5,353,858	5,074,135	5,307,152

LIABILITIES
Reserve for losses	$2,396,417	2,258,016	2,341,476
Reinsurance payable on paid loss and loss expense	2,098	1,813	2,557
Reserve for loss expenses	463,527	434,045	455,983
Unearned premiums	936,409	871,253	916,155
Reserve for commissions payable	41,455	41,304	63,482
Ceded balances payable	29,728	51,565	33,721
Federal income tax payable	31,587	21,281	27,749
Premium and other taxes payable	22,940	23,226	27,870
Borrowed money	58,044	58,044	58,044
Reserve for dividends to policyholders	2,019	2,348	2,070
Reserves for unauthorized reinsurance	2,735	7,498	2,735
Payable for securities	1,773	46,296	-
Funds withheld on account of others	7,724	7,217	6,623
Accrued salaries and benefits	46,499	78,592	65,053
Other liabilities	47,108	19,678	47,203
Total liabilities	4,090,063	3,922,176	4,050,721

POLICYHOLDERS' SURPLUS
Capital	42,725	42,725	42,725
Paid in surplus	492,869	492,869	492,869
Unassigned surplus	728,201	616,365	720,837
Total policyholders' surplus	1,263,795	1,151,959	1,256,431
Total liabilities and policyholders' surplus	$5,353,858	5,074,135	5,307,152

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Statutory Statements Of Income
(unaudited)

	Quarter Ended March
($ in thousands)	2014		2013
UNDERWRITING
Net premiums written	$476,750		450,124

Net premiums earned	456,495		420,940

Net losses paid	213,297		187,285
Change in reserve for losses	54,941		31,158
Net losses incurred	268,238	58.8%	218,443	51.9%

Net loss expenses paid	44,764		44,989
Change in reserve for loss expenses	7,544		6,484
Net loss expenses incurred	52,308	11.4%	51,473	12.2%

Net underwriting expenses incurred	153,790	32.2%	148,340	32.9%

Total deductions	474,336		418,256
Statutory underwriting (loss) / gain	(17,840)		2,684

Net loss from premium balances charged off	(874)		(734)
Finance charges and other income	10,038		2,932
Total other income	9,164	-1.9%	2,198	-0.5%
Policyholders' dividends incurred	(1,238)	0.3%	(1,086)	0.3%
Total underwriting (loss) / gain	(9,914)	100.8%	3,796	96.8%

INVESTMENT
Net investment income earned	35,495		33,330
Net realized gain	7,215		1,212
Total income before income tax	32,796		38,338

Federal income tax expense	5,845		15,935

Net income	$26,951		22,403

Policyholders' Surplus
Surplus, beginning of period	$1,256,431		1,050,107

Net income	26,951		22,403
Change in deferred taxes	(1,282)		254
Change in unrealized gains	(1,312)		9,436
Dividends to stockholders	(14,376)		(12,120)
Paid in surplus	-		57,125
Change in non-admitted assets	(2,900)		16,719
Change in Overfunded Contra Asset	(1,547)		(8,723)
Qual Pen Transitional Liability	1,816		(35,725)
Excess Plan Transitional Liability	8		(595)
PRL Plan Transitional Liability	6		(1,218)
Change in minimum pension liability	-		54,755
Surplus adjustments	-		(459)

Net change in surplus for period	7,364		101,852

Surplus, end of period	$1,263,795		1,151,959

Statutory underwriting (loss) / gain	$(9,914)		3,796

Adjustments under GAAP:
Deferred policy acquisition costs	4,697		2,962
Pension costs	(98)		5,925
Other, net	300		(522)
GAAP underwriting (loss) / gain	$(5,015)		12,161

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of March 31, 2014
(unaudited)

Fund	Inception Year	Original Commitment	Remaining Commitment	Current Market Value	YTD Income	DPI(1) Ratio	TVPI(2) Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,231,312	7,892,834	789,773	0.66	1.04
Silverpeak RE III	2008	15,000,000	7,946,585	2,834,766	48,647	0.04	0.44
Total - Real Estate		35,000,000	10,177,897	10,727,600	838,420	0.51	0.89

Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	579,578	-	0.98	1.02
GS Mezz V	2007	25,000,000	10,223,976	8,954,028	171,717	0.80	1.28
New Canaan V	2012	7,000,000	2,737,318	3,513,687	-	0.21	1.03
Centerfield Capital	2012	3,000,000	2,077,118	784,151	-	0.08	0.93
Total - Mezz. Financing		44,000,000	15,038,413	13,831,444	171,717	0.78	1.15

Distressed Debt
Varde VIII	2006	10,000,000	-	3,733,284	161,223	0.94	1.31
Distressed Managers III	2007	15,000,000	2,971,201	7,149,079	438,134	0.68	1.21
Total - Distressed Debt		25,000,000	2,971,201	10,882,363	599,357	0.79	1.25

Private Equity
Prospector	1997	5,000,000	-	410,408	-	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	1,407,833	2,819,472	379,308	1.61	1.91
NB Co-Invest	2006	15,000,000	1,509,887	6,546,602	(25,892)	0.90	1.35
Trilantic Capital Partners IV	2007	11,098,351	1,315,089	10,316,670	1,002,260	0.83	1.78
Trilantic Capital Partners V	2012	7,000,000	5,726,392	1,023,974	(15,419)	-	0.81
Total - Private Equity		48,098,351	9,959,201	21,117,126	1,340,256	1.25	1.76

Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	3,483,546	104,523	1.02	1.33
Vintage IV	2007	20,000,000	4,118,809	12,188,457	196,584	0.70	1.32
NB SOF II	2008	12,000,000	1,460,427	7,922,678	365,615	0.80	1.46
Total - Pvt. Eq. Sec. Mkt.		44,000,000	6,478,731	23,594,681	666,723	0.81	1.36

Energy/Power Generation
ArcLight I	2002	15,000,000	-	93,901	(36,913)	1.80	1.81
ArcLight II	2003	15,000,000	2,295,492	1,083,383	74,826	1.38	1.44
ArcLight III	2006	15,000,000	2,037,794	5,926,740	173,388	1.00	1.37
Quintana Energy	2006	10,000,000	362,821	8,122,471	854,933	0.55	1.39
ArcLight IV	2007	10,000,000	2,287,578	2,751,298	534,805	1.05	1.32
Total - Energy/Power Generation		65,000,000	6,983,685	17,977,793	1,601,039	1.23	1.49

Venture Capital
Venture V	2001	9,600,000	350,000	7,019,233	-	0.54	1.30
Total - Venture Capital		9,600,000	350,000	7,019,233	-	0.54	1.30

TOTAL - ALTERNATIVE INVESTMENTS		$270,698,351	51,959,127	105,150,241	5,217,511	0.95	1.37
(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Exhibit may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Income Securities
March 31, 2014
(Unaudited)

($ in millions)	Fair Value	Unrealized Gain (Loss)	Average Credit Quality
AFS Fixed Income Portfolio:
U.S. government obligations	$171.1	9.6	AA+
Foreign government obligations	32.4	0.9	AA-
State and municipal obligations	979.2	15.9	AA+
Corporate securities	1,815.7	38.5	A
Asset-backed securities (“ABS”)	131.9	0.5	AAA
Mortgage-backed securities (“MBS”)	685.6	1.9	AA+
Total AFS fixed income portfolio	$3,815.9	67.3	AA-
State and Municipal Obligations:
General obligations	$478.6	7.2	AA+
Special revenue obligations	500.6	8.7	AA
Total state and municipal obligations	$979.2	15.9	AA+
Corporate Securities:
Financial	$568.5	13.2	A
Industrials	135.9	4.4	A-
Utilities	155.1	1.7	A-
Consumer discretionary	213.9	5.1	A-
Consumer staples	176.4	3.7	A
Healthcare	174.7	4.2	A
Materials	104.1	2.3	A-
Energy	104.2	1.7	A-
Information technology	125.5	0.7	A+
Telecommunications services	50.0	1.1	BBB+
Other	7.4	0.4	AA+
Total corporate securities	$1,815.7	38.5	A
ABS:
ABS	$131.5	0.5	AAA
Sub-prime ABS1	0.4	—	D
Total ABS	$131.9	0.5	AAA
MBS:
Government guaranteed agency commercial MBS (“CMBS”)	$24.5	0.5	AA+
Other agency CMBS	10.6	(0.2)	AA+
Non-agency CMBS	139.7	2.1	AA+
Government guaranteed agency residential MBS (“RMBS”)	48.3	1.3	AA+
Other agency RMBS	417.6	(2.3)	AA+
Non-agency RMBS	40.5	0.4	A-
Alternative-A (“Alt-A”) RMBS	4.4	0.1	A
Total MBS	$685.6	1.9	AA+

1Subprime ABS consists of one security whose issuer is currently expected by rating agencies to default on its obligations.  We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Fixed Income Securities
March 31, 2014
(Unaudited)

($ in millions)	Fair Value	Carry Value	Unrecognized Holding Gain	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized/ Unrecognized Gain	Average Credit Quality
HTM Fixed Income Portfolio:
Foreign government obligations	$5.6	5.4	0.2	0.1	0.3	AA+
State and municipal obligations	364.3	347.9	16.4	3.4	19.8	AA
Corporate securities	24.5	21.6	2.9	(0.3)	2.6	A+
ABS	3.3	2.7	0.6	(0.6)	—	AA+
MBS	5.8	4.5	1.3	(0.8)	0.5	AAA
Total HTM fixed income portfolio	$403.5	382.1	21.4	1.8	23.2	AA

State and Municipal Obligations:
General obligations	$117.5	112.6	4.9	1.7	6.6	AA
Special revenue obligations	246.8	235.3	11.5	1.7	13.2	AA
Total state and municipal obligations	$364.3	347.9	16.4	3.4	19.8	AA

Corporate Securities:
Financial	$2.3	1.9	0.4	(0.1)	0.3	A-
Industrials	7.1	6.0	1.1	(0.2)	0.9	A+
Utilities	13.6	12.2	1.4	—	1.4	A+
Consumer discretionary	1.5	1.5	—	—	—	AA
Total corporate securities	$24.5	21.6	2.9	(0.3)	2.6	A+

ABS:
ABS	$0.8	0.8	—	—	—	AA
Alt-A ABS	2.5	1.9	0.6	(0.6)	—	AAA
Total ABS	$3.3	2.7	0.6	(0.6)	—	AA+

MBS:
Non-agency CMBS	$5.8	4.5	1.3	(0.8)	0.5	AAA
Total MBS	$5.8	4.5	1.3	(0.8)	0.5	AAA